SCHEDULE 14A
                                  (Rule 14a-101)

                       INFORMATION REQUIRED IN PROXY STATEMENT
                              SCHEDULE 14A INFORMATION
              Proxy Statement Pursuant to Section 14(a) of the Securities
                        Exchange Act of 1934 (Amendment No.   )

Filed by the registrant [X]
File by a party other than the registrant [ ]
Check the appropriate box:
[ ] 	Preliminary proxy statement
[ ]  Definitive proxy statement
[X] 	Definitive additional materials
[ ]	 Soliciting materials pursuant to Rule 14a-11c or Rule 14a-12

                                  GSE SYSTEMS, INC.
______________________________________________________________________________
                     (Name of Registrant as Specified in Charter)

                        Thomas K. Milhollan, Corporate Counsel
_______________________________________________________________________________
                      (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[X] 	No fee required.
[ ] 	Fee computed on the table below per Exchange Act Rule 14a-6(i)(1) and 0-11.
     (1)   Title of each class of securities to which transaction applies:
          	____________________________________________________________________
     (2)   Aggregate number of securities to which transaction applies:
     (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
     (4)   Proposed maximum aggregate value of transaction:
     (5)   Total fee paid:

[ ]        Fee paid previously with preliminary materials:
           ____________________________________________________________________

[ ] 	Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)     Amount previously paid:
            ___________________________________________________________________

     2)     Form, schedule or registration statement no.:
            ___________________________________________________________________

     3)     Filing party:
            ___________________________________________________________________

     4)     Date filed:
            ___________________________________________________________________







                                 GSE Systems



Dear GSE Systems Stockholder:

It has come to our attention that a Proxy Statement dated as of April 25, 1997 and a corresponding Proxy Card were released to a small number of stockholders in error. The enclosed Proxy Statement, dated as of May 1, 1997, and the corresponding Proxy Card supersede and replace the earlier documents, which should be discarded. The revised Proxy Statement was necessitated by David E. Jeremiah's decision not to stand for re-election as a Class II Director at GSE Systems' Annual Meeting of Stockholders.

We urge you to review the Proxy Statement dated May 1, 1997, to execute the corresponding Proxy Card and to return the card at your earliest convenience in the enclosed envelope. If you have any questions, please contact GSE Systems investor relations at 410-312-3700.

Sincerely,

GSE SYSTEMS,INC.



8930 STANFORD BOULEVARD
COLUMBIA, MD  21045  USA
TEL:  410.312.3500  FAX:  410.312.3611